SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 26, 2003
                                 Date of Report
                        (Date of earliest event reported)

                               MEDI-HUT CO., INC.
               (Exact name of Registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


       000-27119                                          22-2436721
(Commission File No.)                       (IRS Employer Identification Number)

                               1345 Campus Parkway
                         Wall Township, New Jersey 07753
                     (Address of Principal Executive Office)

                                 (732) 919-2799
              (Registrant's telephone number, including area code)

                                 Not Applicable
                 (Former Address, if changed since last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      We issued a press release on June 26, 2003 announcing anticipated losses for the first two quarters of fiscal 2003, declining revenues and related corporate developments. A copy of the press release is attached as exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

      99.1  Press Release dated June 26, 2003.

      Certain statements in this report are forward-looking statements that are based on current expectations, estimates, forecasts and projections about the industries in which we operate, our beliefs and our management's assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and description of such risks and uncertainties, see the reports filed by Medi-Hut Co. Inc. with the Securities and Exchange Commission.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDI-HUT CO. INC.

DATE: June 26, 2003                         By: /s/ David R. LaVance
                                                --------------------
                                            David R. LaVance
                                            Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number                     Description

99.1                       Press Release dated June 26, 2003.